As filed with the Securities and Exchange Commission on
December 7, 1998                                Registration No. 333-_____



                 SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549
                        ----------------------

                               Form S-8
                        REGISTRATION STATEMENT
                                 UNDER
                      THE SECURITIES ACT OF 1933

                             EQUIFAX INC.

        (Exact name of Registrant as specified in its charter)


         Georgia                                          57-0401110
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                     Identification Number)

                          ________________________

                        1600 Peachtree Street, N.W.
                           Atlanta, Georgia 30309
                               (404) 885-8000

(Address, including zip code, and telephone number, including area code, of
                 Registrant's principal executive offices)

                          ________________________

              EQUIFAX INC. 1995 EMPLOYEE STOCK INCENTIVE PLAN
                          ________________________

                          Bruce S. Richards, Esq.
                Corporate Vice President and General Counsel
                        1600 Peachtree Street, N.W.
                           Atlanta, Georgia 30309
                               (404) 885-8000
  (Name, address, including zip code, and telephone number, including area code, of agent for service)
                          ________________________


                                 Copies to:

                         Larry D. Ledbetter, Esq.
                          Kilpatrick Stockton LLP
                        1100 Peachtree Street, N.W.
                           Atlanta, Georgia 30309

                                  Calculation of Registration Fee
---------------------------------------------------------------------------------------------------------------------------------
                                                            Proposed Maximum             Proposed Maximum
    Title of Securities            Amount to                 Offering Price                 Aggregate                Amount of
     to be Registered            be Registered                Per Share<F1>             Offering Price<F1>        Registration Fee
----------------------------------------------------------------------------------------------------------------------------------
  Common Stock, $1.25 par       3,000,000 shares            $40.50                      $121,500,000              $33,777
           value
----------------------------------------------------------------------------------------------------------------------------------

<F1> Estimated solely for the purpose of computing the registration fee. This amount was determined in accordance with Rules 457(c) and 457(h)(1) under the Securities Act of 1933, based on $40.50, the average of the high and low prices on the New York Stock Exchange on December 1, 1998.

PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed by the Registrant (file no. 000-06605) with the Commission are incorporated herein by reference and made a part hereof:

      (i) Annual Report of the Registrant on Form 10-K for the year ended December 31, 1997, as amended on May 15, 1998;
      (ii)  Quarterly Reports of the Registrant on Form 10-Q for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998;
      (iii) Current Reports of the Registrant on Form 8-K filed on September 4,
            1998 and September 28, 1998; and
      (iv) The description of the Common Stock in the Registrant's registration statements on Form 10, dated December 31, 1964, and on Form 8-A, filed on November 2, 1995.

      All documents filed by the Registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference herein and to be made a part hereof from the respective dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of the Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the Registration Statement or this Prospectus.

     Copies of the above documents (other than exhibits to such documents unless such exhibits are specifically incorporated by reference into such documents) may be obtained upon written or oral request without charge from the Registrant, 1600 Peachtree Street, N.W. Atlanta, Georgia 30309 (telephone number
(404) 885-8000), Attention: Bruce S. Richards, Esq., Corporate Vice President and General Counsel.


     As permitted by General Instruction E to Form S-8, in connection with this registration of additional shares the Registrant hereby incorporates by reference the contents of its registration statement on Form S-8 (file no. 033-58627) filed as of April 14, 1995.

     The following required opinion, consents and power of attorney are filed herewith as part of this Registration Statement:

Exhibit Number                Description
--------------                -----------
5                        Opinion of Kilpatrick Stockton LLP

23.1                     Consent of Arthur Andersen LLP.

23.2 Consent of Kilpatrick Stockton LLP (included in Exhibit 5).

24 Power of Attorney (included in the signature page of this Registration Statement).

                              SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 30th day of November, 1998.

                                   EQUIFAX INC.



                                   By:  /s/ David A. Post
                                       David A. Post
                                       Corporate Vice President
                                         and Chief Financial Officer


     Each person whose signature appears below hereby constitutes and appoints C.B. Rogers, Jr., and David A. Post and either of them, as his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 and to cause the same to be filed, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents, or either of them or their substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


         Signature                                         Title                                         Date
         ---------                                         -----                                         ----
 /s/ C. B. Rogers, Jr.                              Chairman of the Board                          November 30, 1998
         C. B. Rogers, Jr.

 /s/ Thomas F. Chapman                              President, Chief Executive Officer and         November 30, 1998
         Thomas F. Chapman                          Director (principal executive officer)


 /s/ David A. Post                                  Corporate Vice President and Chief             November 30, 1998
         David A. Post                              Financial Officer (principal financial
                                                    officer)

 /s/ Philip J. Mazzilli                             Corporate Vice President,                      November 30, 1998
         Philip J. Mazzilli                         Treasurer and Controller
                                                    (principal accounting officer)

         Signature                                         Title                                         Date
         ---------                                         -----                                         ----

__________________________                                           Director
         D. W. McGlaughlin

 /s/ Lee A. Ault, III                                                Director                      November 30, 1998
         Lee A. Ault, III


 /s/ John L. Clendenin                                               Director                      November 20, 1998
         John L. Clendenin


/s/ A. W. Dahlberg                                                   Director                      November 24, 1998
         A. W. Dahlberg

 /s/ Robert P. Forrestal                                             Director                      November 23, 1998
         Robert P. Forrestal


 /s/ L. Phillip Humann                                               Director                      November 30, 1998
         L. Phillip Humann

/s/ Larry L. Prince                                                  Director                      November 30, 1998
         Larry L. Prince


 /s/ D. Raymond Riddle                                               Director                      November 24, 1998
         D. Raymond Riddle


 /s/ Betty L. Siegel, Ph.D.                                          Director                      November 20, 1998
         Betty L. Siegel, Ph.D.

 /s/ Louis W. Sullivan, M.D.                                         Director                      November 24, 1998
         Louis W. Sullivan, M.D.

                                                 EXHIBIT INDEX



Exhibit
Number
-------

5       Opinion of Kilpatrick Stockton LLP

23.1    Consent of Arthur Andersen LLP.

23.2    Consent of Kilpatrick Stockton LLP (included in Exhibit 5).

24 Power of Attorney (included in the signature page of this Registration Statement).



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